18. Trade and Other Payables	12 Months Ended
Dec. 31, 2017
Trade and other payables [abstract]
Trade and Other Payables

Trade and other payables comprise trade payables of €3,380 (2016: €4,506). Other payables mainly comprise payroll and employee related liabilities for withholding taxes and social security contributions of €514 (2016: €471) and payables due to employees for outstanding bonus, unused holidays and other accruals. Other payables are normally settled within 30 days.